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                                                                    Exhibit 10.6



                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (as amended, modified or otherwise supplemented from time to time, this "Security Agreement"), dated as of November 22, 1999, is executed by DUSA Pharmaceuticals, Inc., a New Jersey corporation ("Debtor"), in favor of Schering AG, a German corporation ("Secured Party").

                                    RECITALS

     A. Debtor has executed a Secured Line of Credit Promissory Note dated the date in the principal amount of $1,000,000.00 in favor of Secured Party (the "Note") pursuant to which Secured Party will make Advances from time to time to Debtor for the purpose of purchasing Equipment.

     B. In order to induce Secured Party to extend the credit evidenced by the Note, Debtor has agreed to enter into this Security Agreement and to grant Secured Party the security interest in the Collateral described below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:


1. Definitions and Interpretation. When used in this Security Agreement, the following terms have the following respective meanings:

                  "COLLATERAL" has the meaning given to that term in Section 2 hereof.

                  "EQUIPMENT" means the light sources from time to time purchased by Debtor with the Advances under the Note, including without limitation, the BLU-U(TM) Light Source, together with the stand supporting such light source.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         All capitalized terms used but not otherwise defined in this Security Agreement have the respective meanings given to them in the Note executed between the Debtor and Secured Party as of the same date herewith. Unless otherwise defined in this Security Agreement or the Note, all terms used in this Security Agreement and defined in the UCC have the meanings given to those terms in the UCC.

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2. Grant of Security Interest. As security for the Obligations, Debtor hereby grants to Secured Party a security interest in all right, title and interests of Debtor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively and severally, the "Collateral"):

         (a) all Equipment; and

         (b) any and all additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments.

3. Representations and Warranties. Debtor represents and warrants to Secured Party that:

         (a) Debtor is the owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens.

         (b) Secured Party has (or in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) a first priority perfected security interest in the Collateral, except for Permitted Liens.

         (c) Debtor's chief executive office, principal place of business and the place where Debtor maintains its records concerning the Collateral are located at the address set forth in Section 8(a).

4. Covenants Relating to Collateral. Debtor shall:

         (a) perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Lien granted to Secured Party therein and the priority of such Lien, except for Permitted Liens;

         (b) not use or permit any Collateral to be used (i) in violation of any provision of any Transaction Document, (ii) in violation of any applicable law, rule or regulation, or (iii) in violation of any policy of insurance covering the Collateral;

         (c) pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral;

         (d) without 30 days' prior written notice to Secured Party, not change Debtor's name or place of business (or, if Debtor has more than one place of business, its chief executive office);

         (e) procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or

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appropriate by Secured Party to perfect, maintain and protect its Lien under this Security Agreement and the priority thereof and to deliver promptly to Secured Party all originals of Collateral consisting of instruments;

         (f) appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral;

         (g) keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time; and

         (h) except as permitted under the terms of the Note, not surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens except Permitted Liens.

5. Authorized Action by Agent. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agrees that Secured Party may perform (but Secured Party will not be obligated to and will incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral;
(d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Debtor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required under this Security Agreement; provided, however, that Secured Party shall not exercise any such powers prior to the occurrence of an Event of Default and may exercise such powers only during the continuance of an Event of Default. Debtor agrees to reimburse Secured Party upon demand for any reasonable costs and expenses, including attorneys' fees, Secured Party may incur while acting as Debtor's attorney-in-fact under this Security Agreement, all of which costs and expenses are included in the Obligations. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind constitutes reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party will not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

6. Default and Remedies. Debtor will be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default. Upon the occurrence and during the continuance of any such Event of Default, Secured Party will have the rights of a secured creditor under the UCC, all rights granted by this Security Agreement

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and by law, including the right to: (a) require Debtor to assemble the
Collateral and make it available to Secured Party at a place to be designated by Secured Party; and (b) prior to the disposition of the Collateral, store, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent Secured Party deems appropriate and in connection with such preparation and disposition. Debtor hereby agrees that [c.i.] notice of any intended sale or disposition of any Collateral is reasonable.

7. In Furtherance of Security Interest.

         (a) Duration of Security Interest. Secured Party's security interest in the Collateral will continue until the payment in full and the satisfaction of, or termination of, all Obligations, whereupon such security interest will terminate. Secured Party, upon payment in full and the satisfaction of the Obligations, shall execute such further documents and take such further actions as may be necessary to effect the release and/or termination contemplated by this Section 7(a), including duly executing and delivering to Debtor termination statements for filing in all relevant jurisdictions.

         (b) Possession of Collateral. Except as set forth in this Security Agreement, so long as no Event of Default has occurred and is continuing, Debtor may remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Secured Party for perfection of its security interest therein) and to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral is at all times be subject to the observance and performance of the terms of this Security Agreement.

         (c) Further Assurances. Debtor will, at its own expense, make, execute, indorse, acknowledge, file and/or deliver to Secured Party from time to time such lists, descriptions, and designations of the Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property and rights covered by the security interest granted hereby, which Secured Party reasonably deems advisable or appropriate to perfect, preserve or protect its security interest in the Collateral.

8. Miscellaneous.

         (a) Notices. Except as otherwise provided in this Security Agreement, all notices, requests, demands, consents, instructions or other communications to or upon Debtor or Secured Party under this Security Agreement must be or in writing and mailed or delivered to each party at its address set forth below (or to such other address as the recipient of any notice shall have notified the other in writing). All such notices and communications will be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, by registered or certified mail, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon

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receipt; and (c) when delivered by hand, upon delivery.

  Secured Party:                    Schering AG
                                    D13342
                                    Berlin, Germany
                                    Attn: Head Center of Dermatology

  Debtor:                           DUSA Pharmaceuticals, Inc.
                                    25 Upton Drive
                                    Wilmington, MA  01887
                                    Attn:  President and Chief Executive Officer
                                    Telecopier No.:  (416) 363-6602

         (b) Nonwaiver. No failure or delay on Secured Party's part in exercising any right under this Security Agreement will operate as a waiver thereof or of any other right nor will any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

         (c) Amendments and Waivers. This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof will be effective only in the specific instances for the purpose for which given.

         (d) Assignments. This Security Agreement will be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations under this Security Agreement without the prior written consent of Secured Party.

         (e) Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Security Agreement are in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, any Transaction Document or any other agreement, all of which rights, powers, and remedies are cumulative and may be exercised successively or concurrently without impairing Secured Party's rights under this Security Agreement. Debtor waives any right to require Secured Party to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

         (f) Payments Free of Taxes, Etc. All payments made by Debtor under this Security Agreement shall be made by Debtor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Debtor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Secured Party, Debtor shall furnish evidence satisfactory to Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all

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requisite taxes, levies and charges have been paid.

         (g) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         (h) Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Party in connection with custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement.

         (i) Headings. Headings in this Security Agreement and each of the other Transaction Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         (j) Plural Terms. All terms defined in this Security Agreement or any other Transaction Document in the singular form have comparable meanings when used in the plural form and vice versa.

         (k) Construction. Each of this Security Agreement and the other Transaction Documents is the result of negotiations among, and has been reviewed by, Debtor, Secured Party and their respective counsel. Accordingly, this Security Agreement and the other Transaction Documents will be deemed to be the product of all parties hereto, and no ambiguity may be construed in favor of or against Debtor or Secured Party.

         (l) Entire Agreement. This Security Agreement, MD&S Agreement, Light Source Agreement, Stock Purchase Agreement, Guaranty, and Promissory Note, together with all the Exhibits thereto, constitute the entire agreement, both written or oral, with respect to the subject matter hereof, and supersede all prior or contemporaneous understandings or agreements, whether written or oral, between Debtor and Secured Party with respect to such subject matter.

         (m) Other Interpretive Provisions. References in this Security Agreement and each of the other Transaction Documents to any document, instrument or agreement (a) includes all exhibits, schedules and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Security Agreement or any other Transaction Document refer to this Security Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Security Agreement or such other Transaction Document, as the case may be. The words "include" and "including" and words of similar import when used in this Security Agreement or any other Transaction Document may not be construed to be limiting or exclusive.

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(n) Governing Law. This Security Agreement and all actions arising out of or in connection with this Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, U.S.A., without reference to conflicts of laws principles (except to the extent governed by the UCC). Any legal action arising under this Note may be brought in the United States District Court for the Southern District of New York.


         Debtor has caused this Security Agreement to be executed as of the day and year first above written.

                                         DUSA PHARMACEUTICALS, INC.




                                         BY:    /s/ D. Geoffrey Shulman
                                            ------------------------------
                                            NAME: D. Geoffrey Shulman,MD,FRCPC
                                            TITLE: President and Chief
                                                   Executive officer

AGREED:

SCHERING AG



BY: /s/ Klaus Pohle
   -------------------------------
   NAME: Prof. Klaus Pohle
   TITLE: Vice Chairman of the Board
          of Executive Directors



BY: /s/ Hans Maier
    ------------------------------
   NAME: Dr. Hans Maier
   TITLE: Head of Center of Dermatology

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